Exhibit 10.3

INTERIM CHIEF EXECUTIVE OFFICER SERVICES AGREEMENT

This Interim Chief Executive Officer Services Agreement (the “Agreement”) is made as of April 30, 2026, between RAINMAKER WORLDWIDE INC., a Nevada corporation (the “Company”), and LARCHWOOD MANAGEMENT PARTNERS INC. (the “Executive”), and shall become effective May 1, 2026 (the “Effective Date”).

1. Interim Appointment

Effective May 1, 2026, the Company hereby engages the Executive to serve as Interim Chief Executive Officer.

The Executive shall perform the functions customarily associated with the Company’s principal executive officer, subject to the authority and oversight of the Board of Directors.

This Agreement is a new and separate interim arrangement and does not extend, renew or reinstate the Executive’s prior agreement, which terminates effective April 30, 2026.

2. Purpose of Engagement

The Company is restructuring its management arrangements while continuing its existing business.

The purposes of this interim engagement include:

a) maintaining continuity of executive management;

b) continuing and preserving the Company’s existing business;

c) overseeing the Company’s assets, investments, subsidiaries and contractual relationships;

d) maintaining relationships with customers, prospective customers, strategic partners, creditors, shareholders and professional advisers;

e) supporting financing and business-development activities;

f) supporting completion of outstanding financial statements, audits and SEC reporting obligations; and

g) facilitating an orderly transition to successor management and/or an expanded Board of Directors.

Termination of the Executive’s prior agreement is not intended to constitute a cessation, abandonment or winding down of the Company’s existing business.

3. Duties

The Executive shall provide such executive management services as are reasonably necessary for the continuing conduct of the Company’s business, including:

a) oversight of the Company’s continuing business activities and strategic priorities;

b) management and oversight of material assets, subsidiaries, investments, intellectual property and contractual relationships;

c) customer, partner, investor, creditor and stakeholder communications;

d) pursuit of appropriate commercial, financing and business-development opportunities;

e) oversight of material corporate expenditures and obligations in coordination with the finance function;

f) coordination with legal counsel, auditors, accountants, transfer agents, filing agents and other professional advisers;

g) executive oversight of the Company’s financial and regulatory reporting remediation;

h) review and execution, where appropriate, of management representations and regulatory certifications;

i) reporting to the Board regarding material business, financial and strategic matters; and

j) transition of responsibilities to successor management or an expanded Board.

4. Continuing Business Operations

The Executive shall use commercially reasonable efforts to preserve and advance the Company’s existing business during the interim period.

The Executive shall not discontinue or abandon a material business line, material asset, subsidiary, contractual relationship or strategic initiative without appropriate Board authorization.

Nothing in this Agreement requires the Executive to undertake artificial transactions or activities lacking a bona fide business purpose.

5. SEC Reporting and Compliance

The Executive will engage to the extent supported by financial resources, to work with the Company’s finance personnel, auditors, accountants, securities counsel, filing agents and other advisers to advance completion of outstanding financial reporting requirements.

The Executive’s responsibilities include reasonable efforts to:

a) support completion of outstanding audits and financial statements;

b) support preparation of overdue periodic reports;

c) respond to information requests from auditors and advisers;

d) maintain management oversight of the reporting process;

e) assist in restoring the Company’s Exchange Act reporting compliance; and

f) support establishment of an orderly process for future reporting.

6. Term

The term shall commence May 1, 2026 and continue until such time as a permanent replacement is appointed by the Board.

7. Termination

The Company may terminate this Agreement at any time upon written notice authorized by the Board.

The Executive may terminate this Agreement upon ten (10) days’ written notice.

The Agreement may also terminate upon assumption of the principal executive function by a successor, unless otherwise determined by the Board.

The Executive shall reasonably cooperate in an orderly transition of duties.

8. Compensation

The Company shall pay the Executive:

● US$2,500 per month during the term of this Agreement.

Compensation shall accrue monthly and shall be payable in accordance with the Company’s available cash resources and ordinary payment procedures unless otherwise agreed in writing.

No equity compensation, bonus, stock options or other additional compensation shall be payable unless separately approved by the Board.

9. Expenses

The Company shall reimburse reasonable and necessary business expenses incurred in connection with the Executive’s duties, subject to reasonable supporting documentation.

Banking information, payment instructions and other administrative information required for payment or reimbursement shall be maintained in Schedule A-Administrative Information.

10. Prior Agreement

The Executive’s prior agreement shall terminate effective April 30, 2026.

Nothing in this Agreement shall, by itself:

a) waive amounts properly accrued through April 30, 2026;

b) waive contractual provisions expressly surviving termination; or

c) constitute a release of claims arising under the prior agreement.

Any settlement or release relating to the prior agreement shall be documented separately.

11. Corporate Authority

The Executive remains subject to the authority and oversight of the Board.

The Executive shall not enter into a material acquisition, disposition, financing, securities issuance, settlement or other extraordinary transaction without Board approval where such approval is required.

12. Company Records and Property

All Company books, records, correspondence, intellectual property and other Company property shall remain the property of the Company.

The Executive shall maintain appropriate records concerning material activities undertaken pursuant to this Agreement.

13. Confidentiality

The Executive shall maintain the confidentiality of Company confidential and non-public information.

Any confidentiality, intellectual-property or similar obligations under the prior agreement that survive termination shall remain effective according to their terms.

14. Indemnification

The Executive shall be entitled to such indemnification rights as are available under applicable law and the Company’s Articles of Incorporation and Bylaws.

15. Notices

Any formal notice required under this Agreement shall be delivered in writing to the applicable address or electronic contact listed in Schedule A-Administrative Information, as updated from time to time by written notice.

16. Schedules

The following schedules are attached to and form part of this Agreement for administrative purposes:

Schedule A-Administrative Information

Administrative and personally identifiable information, payment information and notice information.

No change to Schedule A shall amend the Executive’s compensation, duties, term, termination rights or other material terms of this Agreement.

17. Temporary Nature of Engagement

This Agreement is a limited transition arrangement and does not guarantee continued engagement following termination of the interim period.

18. Governing Law

This Agreement shall be governed by the laws of the State of Nevada, without regard to conflict-of-law principles, subject to applicable mandatory law.

19. Entire Agreement

This Agreement constitutes the entire agreement between the parties concerning the Executive’s services from and after May 1, 2026, subject to provisions of the prior agreement expressly surviving termination.

Any amendment to a material term of this Agreement must be in writing and properly authorized by the Company.

Administrative updates to Schedule A that do not modify a material term shall not constitute amendments to this Agreement.

20. Counterparts and Electronic Signatures

This Agreement may be executed in counterparts and by electronic signature.

IN WITNESS WHEREOF, the parties have executed this Agreement as of April 30, 2026.

RAINMAKER WORLDWIDE INC.

By: /s/ Michael O’Connor

Name: Michael O’Connor

Title: Sole Director

LARCHWOOD MANAGEMENT PARTNERS INC.

By: /s/ Michael O’Connor

Name: Michael O’Connor

Title: President

SCHEDULE A

ADMINISTRATIVE INFORMATION

[Omitted pursuant to Items 601(a)(5) and 601(a)(6) of Regulation S-K. Schedule A contains non-material administrative and personally identifiable information. Rainmaker Worldwide Inc. agrees to furnish supplementally a copy of the omitted Schedule A to the U.S. Securities and Exchange Commission upon request.]